                             NATIONS BALANCED TARGET
                               MATURITY FUND, INC.



                                     ANNUAL
                                     REPORT

                        For the Year Ended March 31, 1999





                                     NATIONS
                                    BALANCED
                                     TARGET
                                  MATURITY FUND

-------------------------------------------------------------------------------
NOT                                                   MAY LOSE VALUE
FDIC-
INSURED                                               NO BANK GUARANTEE
-------------------------------------------------------------------------------

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK OR ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.



DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the twelve-month period ended March 31, 1999.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all dividends, the long-term investment objective remains to return at least the principal investment on September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term investment objective over the reporting period by continuing to invest a portion of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

For the twelve-month period ended March 31, 1999, the total return of Nations Balanced Target Maturity Fund was -4.08%(1) based on an ending market value of $9.00. Over this period, the Company distributed $0.39 per share of ordinary income to its shareholders. Additionally, a capital gain of $0.23 per share was distributed over this same period. As of March 31, 1999, 72.9% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations, and 26.9% was invested in common stocks. A breakdown of portfolio holdings by asset type follows.

               PORTFOLIO BREAKDOWN AS OF AS OF MARCH 31, 1999(2)
                                   PIE CHART

INVESTMENT PHILOSOPHY

The equity portion of the Company is invested under the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many economic sectors, although certain sectors may be over-or underweighted relative to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(3) from time to time.

The emphasis in stock selection will continue to be a "bottom-up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-earnings ratio, strong

---------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

1 The average annual total return since inception based on the market price was 9.33%. Total return represents the change, over a specific period of time, in the value of an investment in the Company after reinvesting all income and capital gain distributions.

2 Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

3 Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product development or corporate restructuring.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

Over the course of the reporting period, the S&P 500 Index was driven by continued low inflation, stable economic growth, the global benefits from the fall of communism, and increased global trade and competition. The stock market was dominated by growth stocks, particularly in the technology, communications services and health-care sectors. The Asian and, subsequently, global financial crises dampened investors' enthusiasm for low p/e, cyclical companies, the kind of company held in the equity portion of the Company's portfolio, though much of the impact seems to have now run its course.

Over the course of the period, the Company focused on stocks that were out of favor with the investing public. Cyclical stocks (including paper, metals, chemicals, energy, and consumer-related cyclicals) comprised a large portion of the portfolio. While this approach produced strong results in the 1998 fiscal year, it proved to be unrewarding in 1999 as investors focused on large capitalization companies with stable earnings growth.

The Company's investment advisor believes the tremendous increase in the market value of technology stocks will dissipate as this sector is now selling at an historically-high 33 times 1999 estimated earnings, with 15% expected sustainable growth rates on average. These valuations represent a fully valued sector in our opinion. Therefore, the Company has underweighted the sector relative to the market (S&P 500 Index) and maintains positions in just those stocks that we believe should continue to perform well with strong dominance in their industry -- Sun Microsystems, Inc., International Business Machines Corporation and Intel Corporation.

We have overweighted the financial sector within the Company leaning more towards the life and annuity insurance companies than the banks. In our view the insurance industry is in the beginning phase of a wave of mergers and consolidations, much like the banking industry 10 years ago. Insurance companies are moving to become strong competitors in the asset gathering business that is so compelling from a demographic perspective.

We have increased the Company's weighting in the energy sector to an overweighted position and believe the Company will benefit from an expected increase in oil prices over the coming months. In addition, we continue to overweight the utilities area, believing that industry consolidation, and attractive valuations as well as strong dividend yields will be positive contributors to performance over the coming year.

Finally, we are adding to the most out of favor sector -- basic materials -- with the addition of several steel companies that should benefit from higher steel prices now that the U.S. Government has imposed high tariffs on foreign exporters to the United States. The eventual recovery in other global economies (Asia, Japan, Brazil) could also be a positive influence.

                TOP TEN EQUITY HOLDINGS AS OF MARCH 31, 1999(4)*

          1. Lincoln National Corporation Ltd. ...............  0.78%
          2. AT&T Corporation.................................  0.63
          3. Sun Microsystems, Inc. ..........................  0.61
          4. International Business Machines Corporation......  0.59
          5. United Technologies Corporation..................  0.59
          6. BP Amoco plc, ADR................................  0.57
          7. Mobil Corporation................................  0.55
          8. Wellpoint Health Networks, Inc. .................  0.54
          9. ALLTEL Corporation...............................  0.54
         10. Hartford Financial Services Group, Inc. .........  0.53

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

Signature of Robert H. Gordon

Robert H. Gordon
President

March 31, 1999

---------------

(4) Portfolio holdings are subject to change and may not be representative of current holdings.
  * As a percentage of net assets.

Nations Balanced Target Maturity Fund, Inc.

-------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS                                       MARCH 31, 1999
-------------------------------------------------------------------------------
                                                                          VALUE
 SHARES                                                                   (000)
-------------------------------------------------------------------------------
 COMMON STOCKS -- 26.9%
            AEROSPACE AND DEFENSE -- 0.6%
   2,000    Lockheed Martin Corporation...............................  $    75
   4,325    Raytheon Company, Class B.................................      254
                                                                        -------
                                                                            329
                                                                        -------
            APPAREL AND TEXTILES -- 0.6%
   5,600    Liz Claiborne Inc.........................................      183
   3,200    V.F. Corporation..........................................      151
                                                                        -------
                                                                            334
                                                                        -------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.5%
   1,800    Dana Corporation..........................................       68
   4,900    Genuine Parts Company.....................................      142
     900    Lear Corporation..........................................       38
                                                                        -------
                                                                            248
                                                                        -------
            AUTOMOBILES AND TRUCKS -- 0.5%
   1,800    Daimler Chrysler AG.......................................      155
   2,400    Ford Motor Company........................................      136
                                                                        -------
                                                                            291
                                                                        -------
            BANKING -- 2.9%
   3,800    Banc One Corporation......................................      209
   4,000    Bank of New York Inc......................................      144
   2,400    BankBoston Corporation....................................      104
   3,100    Chase Manhattan Corporation...............................      252
   1,900    Citigroup Inc.............................................      121
   3,700    Mellon Bank Corporation...................................      260
   4,350    PNC Bank Corporation......................................      242
   5,925    SouthTrust Corporation....................................      221
                                                                        -------
                                                                          1,553
                                                                        -------
            BEVERAGES -- 0.9%
   3,200    Anheuser-Busch Companies, Inc.............................      244
   5,725    PepsiCo, Inc..............................................      224
                                                                        -------
                                                                            468
                                                                        -------
            CHEMICALS -- BASIC -- 0.6%
     900    Dow Chemical Company......................................       84
   3,700    E.I. duPont de Nemours and Company........................      215
                                                                        -------
                                                                            299
                                                                        -------
            COMPUTER RELATED -- 2.8%
   2,100    3Com Corporation+.........................................       49
   5,500    Apple Computer Inc.+......................................      198
   3,800    Ceridian Corporation+.....................................      139
   3,500    Compaq Computer Corporation...............................      111
   1,900    Comverse Technology Inc.+.................................      162

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

-------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS (CONTINUED)                           MARCH 31, 1999
-------------------------------------------------------------------------------
                                                                          VALUE
 SHARES                                                                   (000)
-------------------------------------------------------------------------------
            COMPUTER RELATED -- (CONTINUED)
   2,500    Gateway 2000 Inc.+........................................  $   171
   1,775    International Business Machines Corporation...............      314
   2,600    Sun Microsystems, Inc.+...................................      324
                                                                        -------
                                                                          1,468
                                                                        -------
            CONGLOMERATE -- 0.8%
   1,600    Unilever NV, ADR..........................................      106
   2,300    United Technologies Corporation...........................      312
                                                                        -------
                                                                            418
                                                                        -------
            CONSTRUCTION -- 0.6%
   4,600    Centex Corporation........................................      154
   5,100    Masco Corporation.........................................      144
                                                                        -------
                                                                            298
                                                                        -------
            DRUGS -- 1.4%
   1,600    American Home Products Corporation........................      104
   2,900    Bergen Brunswig Corporation, Class A......................       58
   3,100    Bristol-Myers Squibb Company..............................      199
   1,950    Merck & Company, Inc......................................      156
   3,800    Schering-Plough Corporation...............................      211
                                                                        -------
                                                                            728
                                                                        -------
            ELECTRIC POWER -- 1.1%
   1,600    Consolidated Edison, Inc..................................       73
   4,000    Energy East Corporation...................................      210
   1,600    Florida Progress Corporation..............................       60
   2,900    Texas Utilities Company...................................      121
   3,000    Unicom Corporation........................................      110
                                                                        -------
                                                                            574
                                                                        -------
            ELECTRICAL EQUIPMENT -- 0.1%
   2,100    Scientific-Atlanta Inc....................................       57
                                                                        -------
            ELECTRONICS -- 0.1%
   2,075    SCI Systems, Inc.+........................................       61
                                                                        -------
            FINANCIAL SERVICES -- 0.6%
   3,300    Paine Webber Group, Inc...................................      132
   4,016    Washington Mutual, Inc....................................      164
                                                                        -------
                                                                            296
                                                                        -------
            FOOD PRODUCERS -- 0.5%:
     800    General Mills Inc.........................................       60
   1,600    Interstate Bakeries Corporation...........................       35
   2,400    Quaker Oats Company.......................................      150
   1,300    Suiza Foods Corporation...................................       44
                                                                        -------
                                                                            289
                                                                        -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

-------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS (CONTINUED)                           MARCH 31, 1999
-------------------------------------------------------------------------------
                                                                          VALUE
 SHARES                                                                   (000)
-------------------------------------------------------------------------------

            INSURANCE -- 1.8%
   3,300    CIGNA Corporation.........................................  $   277
   4,950    Hartford Financial Services Group, Inc....................      281
   4,200    Lincoln National Corporation Ltd..........................      415
                                                                        -------
                                                                            973
                                                                        -------
            MACHINERY AND EQUIPMENT -- 0.4%
   2,200    Cooper Industries Inc.....................................       94
   1,400    Sundstrand Corporation....................................       97
                                                                        -------
                                                                            191
                                                                        -------
            MEDICAL SERVICES -- 0.8%
   7,600    Tenet Healthcare Corporation+.............................      144
   3,800    Wellpoint Health Networks, Inc............................      288
                                                                        -------
                                                                            432
                                                                        -------
            OFFICE EQUIPMENT -- 0.6%
   1,800    Lexmark International Group, Inc., Class A................      201
   2,700    Xerox Corporation.........................................      144
                                                                        -------
                                                                            345
                                                                        -------
            OIL -- DOMESTIC -- 0.4%
   2,300    Coastal Corporation.......................................       76
   3,100    Columbia Energy Group.....................................      162
                                                                        -------
                                                                            238
                                                                        -------
            OIL -- INTERNATIONAL -- 2.0%
   3,000    BP Amoco plc, ADR.........................................      303
   1,700    Chevron Corporation.......................................      150
   2,000    Exxon Corporation.........................................      141
   3,325    Mobil Corporation.........................................      293
   3,000    Royal Dutch Petroleum Company.............................      156
                                                                        -------
                                                                          1,043
                                                                        -------
            OIL FIELD SERVICES & EQUIPMENT -- 0.2%
   2,200    Halliburton Company.......................................       85
                                                                        -------
            RECREATION -- 0.5%
   8,600    Hasbro, Inc...............................................      249
                                                                        -------
            RETAIL -- FOOD -- 0.4%
   3,500    Kroger Company+...........................................      210
                                                                        -------
            RETAIL -- GENERAL -- 0.8%
   1,700    Dillards, Inc., Class A...................................       43
   3,700    Federated Department Stores, Inc..........................      148
   3,650    May Department Stores Company.............................      143
   3,800    Saks Inc.+................................................       99
                                                                        -------
                                                                            433
                                                                        -------
            RETAIL -- SPECIALTY -- 0.4%
   6,500    TJX Companies Inc.........................................      221
                                                                        -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

-------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS (CONTINUED)                           MARCH 31, 1999
-------------------------------------------------------------------------------
                                                                          VALUE
 SHARES                                                                   (000)
-------------------------------------------------------------------------------
            SEMICONDUCTORS -- 0.5%
   2,300    Intel Corporation.........................................  $   273
                                                                        -------
            STEEL -- 0.4%
   3,200    Nucor Corporation.........................................      141
   2,300    USX -- U.S. Steel Group Inc...............................       54
                                                                        -------
                                                                            195
                                                                        -------
            TOBACCO -- 0.2%
   3,100    Philip Morris Companies Inc...............................      109
                                                                        -------
            TRANSPORTATION -- 0.2%
   1,900    Delta Air Lines, Inc......................................      132
                                                                        -------
            UTILITIES -- NATURAL GAS -- 0.2%
   2,400    Williams Companies, Inc...................................       95
                                                                        -------
            UTILITIES -- TELEPHONE -- 2.4%
   4,600    ALLTEL Corporation........................................      287
   4,200    AT&T Corporation..........................................      335
   1,400    BellSouth Corporation.....................................       56
   3,850    GTE Corporation...........................................      233
   2,200    MCI Worldcom, Inc.+.......................................      195
   4,100    SBC Communications Inc....................................      193
                                                                        -------
                                                                          1,299
                                                                        -------
            WASTE MANAGEMENT -- 0.1%
   1,100    Waste Management Inc......................................       49
                                                                        -------
            TOTAL COMMON STOCKS (Cost $12,930)........................   14,283
                                                                        -------

PRINCIPAL
 AMOUNT
  (000)
---------
U.S. TREASURY OBLIGATIONS -- 72.9%
            U.S. TREASURY STRIPS -- 72.9%
 $16,120    7.440% 08/15/04**.........................................   12,194
  15,257    TIGR, Interest Receipt, 7.460% 08/15/04**.................   11,465
  20,000    TIGR, Principal Receipt, 7.440% 08/15/04**................   15,030
                                                                        -------
            TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,662)............   38,689
                                                                        -------








                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 1999
------------------------------------------------------------------------------
                                                                         VALUE
                                                                         (000)
------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $47,592*).........................    99.8%   $52,972
                                                                      -------
TOTAL OTHER ASSETS AND LIABILITIES (NET)..................     0.2%
Receivable for investment securities sold.........................        520
Dividends receivable..............................................         26
Interest receivable...............................................          1
Unamortized organization costs....................................          3
Due to custodian..................................................       (250)
Legal and Audit fees payable......................................        (43)
Investment advisory fee payable...................................        (19)
Administration fee payable........................................        (13)
Accrued Directors' fees and expenses..............................         (1)
Accrued expenses and other liabilities............................        (96)
                                                                      -------
Total Other Assets and Liabilities (Net)..........................        128
                                                                      -------
NET ASSETS................................................  100.00%   $53,100
                                                                      =======
At March 31, 1999
Net Assets Consist Of:
Undistributed net investment income...............................    $   134
Accumulated net realized loss on investments sold.................     (1,211)
Net unrealized appreciation of investments........................      5,380
Common Stock at par value.........................................          5
Paid-in capital...................................................     48,792
                                                                      -------
NET ASSETS........................................................    $53,100
                                                                      =======
Net Asset Value Per Share ($53,099,685 / 5,231,163 shares of common
  stock outstanding)..............................................    $ 10.15
                                                                      =======

---------------
 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $5,876 and gross depreciation of $496 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for Federal income tax purposes was $47,592.

** Rate represents annualized yield at date of purchase.

 + Non-income producing security.

ABBREVIATIONS
ADR -- American Depository Receipt
TIGR -- Treasury Investor Growth Receipt





                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

-------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 1999
(IN THOUSANDS)

INVESTMENT INCOME:
     Interest Income........................................          $ 2,466
     Dividend Income........................................              318
                                                                      -------
          Total Investment Income...........................            2,784
EXPENSES:
     Investment advisory fee................................  $235
     Administration fee.....................................   136
     Transfer agent fees....................................    69
     Legal and audit fees...................................    63
     Custodian fees.........................................    14
     Directors' fees and expenses...........................    12
     Amortization of organization costs.....................    11
     Income tax expense.....................................     6
     Other..................................................    68
                                                              ----
          Total Expenses....................................              614
                                                                      -------
NET INVESTMENT INCOME.......................................            2,170
                                                                      -------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain/(loss) on investments................           (1,186)
     Net unrealized appreciation/(depreciation) of
      investments...........................................              552
                                                                      -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS......             (634)
                                                                      -------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................          $ 1,536
                                                                      =======





                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(IN THOUSANDS)

                                                               YEAR       YEAR
                                                               ENDED      ENDED
                                                              3/31/99    3/31/98
                                                              -------    -------
Net investment income.......................................  $ 2,170    $ 2,145
Net realized gain/(loss) on investments.....................   (1,186)     5,397
Net unrealized appreciation/(depreciation) of investments...      552      4,084
                                                              -------    -------
Net increase/(decrease) in net assets resulting from
  operations................................................    1,536     11,626
Distributions to shareholders from net investment income....   (2,040)    (2,145)
Distributions to shareholders from net realized gain on
  investments...............................................   (1,192)    (7,549)
                                                              -------    -------
Net increase/(decrease) in net assets.......................   (1,696)     1,932
                                                              -------    -------
NET ASSETS:
Beginning of year...........................................   54,796     52,864
                                                              -------    -------
End of year (including undistributed net investment income
  of $134 and $2, respectively).............................  $53,100    $54,796
                                                              =======    =======







                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                         YEAR        YEAR        YEAR        YEAR       PERIOD
                                                         ENDED       ENDED       ENDED       ENDED       ENDED
                                                        3/31/99     3/31/98     3/31/97     3/31/96    3/31/95*
                                                       ---------   ---------   ---------   ---------   ---------
Operating Performance:
Net Asset Value, beginning of period.................   $ 10.47     $ 10.11     $ 10.78     $  9.67     $  9.35#
                                                        -------     -------     -------     -------     -------
Net investment income................................      0.41**      0.41        0.43        0.40        0.29**
Net realized and unrealized gain/(loss) on
  investments........................................     (0.11)       1.80        0.49        1.61        0.40
                                                        -------     -------     -------     -------     -------
Net increase in net assets resulting from
  operations.........................................      0.30        2.21        0.92        2.01        0.69
Offering expenses charged to paid-in-capital.........        --          --          --          --       (0.03)
Distributions:
From net investment income...........................     (0.39)      (0.41)      (0.44)      (0.40)      (0.29)##
From net realized capital gains......................     (0.23)      (1.44)      (1.15)      (0.50)      (0.05)
                                                        -------     -------     -------     -------     -------
Total distributions..................................     (0.62)      (1.85)      (1.59)      (0.90)      (0.34)
                                                        -------     -------     -------     -------     -------
Net asset value, end of period.......................   $ 10.15     $ 10.47     $ 10.11     $ 10.78     $  9.67
                                                        =======     =======     =======     =======     =======
Market value, end of period..........................   $  9.00     $ 10.00     $  9.00     $  9.25     $  8.50
                                                        =======     =======     =======     =======     =======
Total return++.......................................     (4.08)%     32.73%      13.93%      19.25%      (5.54)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)...................   $53,100     $54,796     $52,864     $56,381     $50,238
Ratio of operating expenses to average net assets....      1.13%       1.23%       1.18%       1.24%       1.10%+
Ratio of net investment income to average net
  assets.............................................      3.99%       3.78%       4.01%       3.75%       4.12%+
Portfolio turnover rate..............................        57%        106%         99%         46%         25%

---------------

  * Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.
 ** Per share amounts have been calculated using the monthly average shares method.
  +  Annualized
 ++ Total return represents aggregate total return for the period based on market value at period end.
  # Initial offering price net of sales commisions of $0.65 per share.
 ## Includes distributions in excess of net investment income less than $0.01 per share.








                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered as a diversified, closed-end management company under the Investment Company Act of 1940, as amended (the "1940 Act").

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities Valuation: Securities which are traded on a recognized securities exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets are valued at the closing bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by a pricing service. Restricted securities, securities for which market quotations are not readily available and certain other assets are valued by the investment advisor under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: It is the policy of the Company to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in Federal tax consequences to shareholders. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. For the year ended March 31, 1999, reclassifications have been made to increase undistributed net investment income by $2,388, decrease paid-in capital by $1,448 and decreased accumulated net realized gain/(loss) by $940.

Federal Income Tax: The Company intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Organization Costs: The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Company.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which it pays NBAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and NBAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NBAI is the Company's administrator. In its role as administrator, NBAI supervises the Company's overall day-to-day operations and provides certain administrative services. NBAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by NBAI, the Company pays NBAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

Effective February 12, 1999, The Bank of New York ("BNY") became sub-administrator of the Company pursuant to an agreement with NBAI and provides certain administrative services in support of the operations of the Company. Prior to that date, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, was sub-administrator. The fees of BNY (and previously First Data) are paid out of the fees paid to NBAI by the Company for administration services. First Data serves as the transfer agent and dividend disbursing agent for the Company.

Effective October 19, 1998, BNY began serving as the custodian of the Company's assets. Previously, NationsBank served as custodian. For the year ended March 31, 1999, NationsBank (and its predecessor, NationsBank of Texas, N.A.) earned $3,531 for providing such services. For the year ended March 31, 1999, expenses of the Company were reduced under expense offset arrangements with BNY. These amounts were less than $500. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The Company pays the Chairman of the Board of Directors and each unaffiliated director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

During the year ended March 31, 1999, the Company made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 1999, the Company earned $21,487 in the aggregate from such investments.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 1999, were as follows:

                    PURCHASES                       SALES
                   -----------------------------------------
                   $30,586,407                   $34,301,688

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 1999.

4.  COMMON STOCK

At March 31, 1999, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases for the years ended March 31, 1999 and 1998, respectively.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND DIRECTORS OF
NATIONS BALANCED TARGET MATURITY FUND, INC.

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Balanced Target Maturity Fund, Inc. (the "Company") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
May 24, 1999

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)
--------------------------------------------------------------------------------

during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234,
(800) 982-2271.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
   TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


For the year ended March 31, 1999 the long term capital gain distributed to shareholders by the fund was $294,812. Of the ordinary income (including short-term capital gain) distributions made by the Company during the fiscal year ended March 31, 1999, 4.76% qualified for the dividends received deduction available to corporate shareholders.

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                                                                     BULK RATE
                                                                   U.S. POSTAGE
PO Box 34602                                                           PAID
Charlotte, NC 28234-4602                                           N READING, MA
Toll Free 1-800-982-2271                                            PERMIT NO.
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AR6 IN-96216-399